                                                           Exhibit No. EX-23.q.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned as trustees and/or officers of GARTMORE VARIABLE  INSURANCE TRUST (the "Trust"),  a Delaware
statutory  trust,  and the  Trust,  which  have filed or will file with the U.S.
Securities and Exchange Commission under the provisions of the Securities Act of
1933, as amended, and/or the Investment Company Act of 1940, as amended, various
Registration  Statements and amendments  thereto for the registration under said
Acts of the Trust,  hereby  constitutes and appoints James Bernstein,  Gerald J.
Holland,  Eric E.  Miller  and Allan J. Oster and each of them with power to act without the others,  his or her attorney,  with full power of  substitution  and resubstitution,  for and in his or her  name,  place and  stead,  in any and all capacities,  to approve,  and sign such Registration  Statements and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest  said seal and to file the same,  with all  exhibits  thereto  and other documents in connection  therewith,  with the U.S. Securities and Exchange
Commission,  hereby granting unto said  attorneys,  and each of them, full power and  authority  to do and perform all and every act and thing  requisite  to all intents and purposes as he or she might or could do in person,  hereby ratifying and  confirming  that which said  attorneys,  or any of them, may lawfully do or cause to be done by virtue  hereof.  This  instrument  may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the undersigned has herewith set his, her or its name and seal as of this 9th day of January, 2007.

/s/Charles E. Allen
Charles E. Allen, Trustee                         Barbara I. Jacobs, Trustee

Paula H.J. Cholmondeley, Trustee                  Douglas F. Kridler, Trustee

C. Brent DeVore, Trustee                          Michael D. McCarthy, Trustee

Phyllis Kay Dryden, Trustee                       Arden L. Shisler, Trustee

Barbara L. Hennigar, Trustee                      David C. Wetmore, Trustee

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned as trustees and/or officers of GARTMORE VARIABLE  INSURANCE TRUST (the "Trust"),  a Delaware
statutory  trust,  and the  Trust,  which  have filed or will file with the U.S.
Securities and Exchange Commission under the provisions of the Securities Act of
1933, as amended, and/or the Investment Company Act of 1940, as amended, various
Registration  Statements and amendments  thereto for the registration under said
Acts of the Trust,  hereby  constitutes and appoints James Bernstein,  Gerald J.
Holland,  Eric E.  Miller  and Allan J. Oster and each of them with power to act without the others,  his or her attorney,  with full power of  substitution  and resubstitution,  for and in his or her  name,  place and  stead,  in any and all capacities,  to approve,  and sign such Registration  Statements and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest  said seal and to file the same,  with all  exhibits  thereto  and other documents in connection  therewith,  with the U.S. Securities and Exchange
Commission,  hereby granting unto said  attorneys,  and each of them, full power and  authority  to do and perform all and every act and thing  requisite  to all intents and purposes as he or she might or could do in person,  hereby ratifying and  confirming  that which said  attorneys,  or any of them, may lawfully do or cause to be done by virtue  hereof.  This  instrument  may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the undersigned has herewith set his, her or its name and seal as of this 7th day of December, 2006.

Charles E. Allen, Trustee                         Barbara I. Jacobs, Trustee

/s/Paula H.J. Cholmondeley
Paula H.J. Cholmondeley, Trustee                  Douglas F. Kridler, Trustee

C. Brent DeVore, Trustee                          Michael D. McCarthy, Trustee

Phyllis Kay Dryden, Trustee                       Arden L. Shisler, Trustee

Barbara L. Hennigar, Trustee                      David C. Wetmore, Trustee

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned as trustees and/or officers of GARTMORE VARIABLE  INSURANCE TRUST (the "Trust"),  a Delaware
statutory  trust,  and the  Trust,  which  have filed or will file with the U.S.
Securities and Exchange Commission under the provisions of the Securities Act of
1933, as amended, and/or the Investment Company Act of 1940, as amended, various
Registration  Statements and amendments  thereto for the registration under said
Acts of the Trust,  hereby  constitutes and appoints James Bernstein,  Gerald J.
Holland,  Eric E.  Miller  and Allan J. Oster and each of them with power to act without the others,  his or her attorney,  with full power of  substitution  and resubstitution,  for and in his or her  name,  place and  stead,  in any and all capacities,  to approve,  and sign such Registration  Statements and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest  said seal and to file the same,  with all  exhibits  thereto  and other documents in connection  therewith,  with the U.S. Securities and Exchange
Commission,  hereby granting unto said  attorneys,  and each of them, full power and  authority  to do and perform all and every act and thing  requisite  to all intents and purposes as he or she might or could do in person,  hereby ratifying and  confirming  that which said  attorneys,  or any of them, may lawfully do or cause to be done by virtue  hereof.  This  instrument  may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the undersigned has herewith set his, her or its name and seal as of this 9th day of January, 2007.

Charles E. Allen, Trustee                         Barbara I. Jacobs, Trustee

Paula H.J. Cholmondeley, Trustee                  Douglas F. Kridler, Trustee

/s/C. Brent DeVore
C. Brent DeVore, Trustee                          Michael D. McCarthy, Trustee

Phyllis Kay Dryden, Trustee                       Arden L. Shisler, Trustee

Barbara L. Hennigar, Trustee                      David C. Wetmore, Trustee

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned as trustees and/or officers of GARTMORE VARIABLE  INSURANCE TRUST (the "Trust"),  a Delaware
statutory  trust,  and the  Trust,  which  have filed or will file with the U.S.
Securities and Exchange Commission under the provisions of the Securities Act of
1933, as amended, and/or the Investment Company Act of 1940, as amended, various
Registration  Statements and amendments  thereto for the registration under said
Acts of the Trust,  hereby  constitutes and appoints James Bernstein,  Gerald J.
Holland,  Eric E.  Miller  and Allan J. Oster and each of them with power to act without the others,  his or her attorney,  with full power of  substitution  and resubstitution,  for and in his or her  name,  place and  stead,  in any and all capacities,  to approve,  and sign such Registration  Statements and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest  said seal and to file the same,  with all  exhibits  thereto  and other documents in connection  therewith,  with the U.S. Securities and Exchange
Commission,  hereby granting unto said  attorneys,  and each of them, full power and  authority  to do and perform all and every act and thing  requisite  to all intents and purposes as he or she might or could do in person,  hereby ratifying and  confirming  that which said  attorneys,  or any of them, may lawfully do or cause to be done by virtue  hereof.  This  instrument  may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the undersigned has herewith set his, her or its name and seal as of this 7th day of December, 2006.

Charles E. Allen, Trustee                         Barbara I. Jacobs, Trustee

Paula H.J. Cholmondeley, Trustee                  Douglas F. Kridler, Trustee

C. Brent DeVore, Trustee                          Michael D. McCarthy, Trustee

/s/Phyllis Kay Dryden
Phyllis Kay Dryden, Trustee                       Arden L. Shisler, Trustee

Barbara L. Hennigar, Trustee                      David C. Wetmore, Trustee

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned as trustees and/or officers of GARTMORE VARIABLE  INSURANCE TRUST (the "Trust"),  a Delaware
statutory  trust,  and the  Trust,  which  have filed or will file with the U.S.
Securities and Exchange Commission under the provisions of the Securities Act of
1933, as amended, and/or the Investment Company Act of 1940, as amended, various
Registration  Statements and amendments  thereto for the registration under said
Acts of the Trust,  hereby  constitutes and appoints James Bernstein,  Gerald J.
Holland,  Eric E.  Miller  and Allan J. Oster and each of them with power to act without the others,  his or her attorney,  with full power of  substitution  and resubstitution,  for and in his or her  name,  place and  stead,  in any and all capacities,  to approve,  and sign such Registration  Statements and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest  said seal and to file the same,  with all  exhibits  thereto  and other documents in connection  therewith,  with the U.S. Securities and Exchange
Commission,  hereby granting unto said  attorneys,  and each of them, full power and  authority  to do and perform all and every act and thing  requisite  to all intents and purposes as he or she might or could do in person,  hereby ratifying and  confirming  that which said  attorneys,  or any of them, may lawfully do or cause to be done by virtue  hereof.  This  instrument  may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the undersigned has herewith set his, her or its name and seal as of this 7th day of December, 2006.

Charles E. Allen, Trustee                         Barbara I. Jacobs, Trustee

Paula H.J. Cholmondeley, Trustee                  Douglas F. Kridler, Trustee

C. Brent DeVore, Trustee                          Michael D. McCarthy, Trustee

Phyllis Kay Dryden, Trustee                       Arden L. Shisler, Trustee

/s/Barbara L. Hennigar
Barbara L. Hennigar, Trustee                      David C. Wetmore, Trustee

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned as trustees and/or officers of GARTMORE VARIABLE  INSURANCE TRUST (the "Trust"),  a Delaware
statutory  trust,  and the  Trust,  which  have filed or will file with the U.S.
Securities and Exchange Commission under the provisions of the Securities Act of
1933, as amended, and/or the Investment Company Act of 1940, as amended, various
Registration  Statements and amendments  thereto for the registration under said
Acts of the Trust,  hereby  constitutes and appoints James Bernstein,  Gerald J.
Holland,  Eric E.  Miller  and Allan J. Oster and each of them with power to act without the others,  his or her attorney,  with full power of  substitution  and resubstitution,  for and in his or her  name,  place and  stead,  in any and all capacities,  to approve,  and sign such Registration  Statements and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest  said seal and to file the same,  with all  exhibits  thereto  and other documents in connection  therewith,  with the U.S. Securities and Exchange
Commission,  hereby granting unto said  attorneys,  and each of them, full power and  authority  to do and perform all and every act and thing  requisite  to all intents and purposes as he or she might or could do in person,  hereby ratifying and  confirming  that which said  attorneys,  or any of them, may lawfully do or cause to be done by virtue  hereof.  This  instrument  may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the undersigned has herewith set his, her or its name and seal as of this 7th day of December, 2006.

                                                  /s/Barbara I. Jacobs
Charles E. Allen, Trustee                         Barbara I. Jacobs, Trustee

Paula H.J. Cholmondeley, Trustee                  Douglas F. Kridler, Trustee

C. Brent DeVore, Trustee                          Michael D. McCarthy, Trustee

Phyllis Kay Dryden, Trustee                       Arden L. Shisler, Trustee

Barbara L. Hennigar, Trustee                      David C. Wetmore, Trustee

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned as trustees and/or officers of GARTMORE VARIABLE  INSURANCE TRUST (the "Trust"),  a Delaware
statutory  trust,  and the  Trust,  which  have filed or will file with the U.S.
Securities and Exchange Commission under the provisions of the Securities Act of
1933, as amended, and/or the Investment Company Act of 1940, as amended, various
Registration  Statements and amendments  thereto for the registration under said
Acts of the Trust,  hereby  constitutes and appoints James Bernstein,  Gerald J.
Holland,  Eric E.  Miller  and Allan J. Oster and each of them with power to act without the others,  his or her attorney,  with full power of  substitution  and resubstitution,  for and in his or her  name,  place and  stead,  in any and all capacities,  to approve,  and sign such Registration  Statements and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest  said seal and to file the same,  with all  exhibits  thereto  and other documents in connection  therewith,  with the U.S. Securities and Exchange
Commission,  hereby granting unto said  attorneys,  and each of them, full power and  authority  to do and perform all and every act and thing  requisite  to all intents and purposes as he or she might or could do in person,  hereby ratifying and  confirming  that which said  attorneys,  or any of them, may lawfully do or cause to be done by virtue  hereof.  This  instrument  may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the undersigned has herewith set his, her or its name and seal as of this 7th day of December, 2006.

Charles E. Allen, Trustee                         Barbara I. Jacobs, Trustee

                                                  /s/Douglas F. Kridler
Paula H.J. Cholmondeley, Trustee                  Douglas F. Kridler, Trustee

C. Brent DeVore, Trustee                          Michael D. McCarthy, Trustee

Phyllis Kay Dryden, Trustee                       Arden L. Shisler, Trustee

Barbara L. Hennigar, Trustee                      David C. Wetmore, Trustee

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned as trustees and/or officers of GARTMORE VARIABLE  INSURANCE TRUST (the "Trust"),  a Delaware
statutory  trust,  and the  Trust,  which  have filed or will file with the U.S.
Securities and Exchange Commission under the provisions of the Securities Act of
1933, as amended, and/or the Investment Company Act of 1940, as amended, various
Registration  Statements and amendments  thereto for the registration under said
Acts of the Trust,  hereby  constitutes and appoints James Bernstein,  Gerald J.
Holland,  Eric E.  Miller  and Allan J. Oster and each of them with power to act without the others,  his or her attorney,  with full power of  substitution  and resubstitution,  for and in his or her  name,  place and  stead,  in any and all capacities,  to approve,  and sign such Registration  Statements and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest  said seal and to file the same,  with all  exhibits  thereto  and other documents in connection  therewith,  with the U.S. Securities and Exchange
Commission,  hereby granting unto said  attorneys,  and each of them, full power and  authority  to do and perform all and every act and thing  requisite  to all intents and purposes as he or she might or could do in person,  hereby ratifying and  confirming  that which said  attorneys,  or any of them, may lawfully do or cause to be done by virtue  hereof.  This  instrument  may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the undersigned has herewith set his, her or its name and seal as of this 7th day of December, 2006.

Charles E. Allen, Trustee                         Barbara I. Jacobs, Trustee

Paula H.J. Cholmondeley, Trustee                  Douglas F. Kridler, Trustee

                                                  /s/Michael D. McCarthy
C. Brent DeVore, Trustee                          Michael D. McCarthy, Trustee

Phyllis Kay Dryden, Trustee                       Arden L. Shisler, Trustee

Barbara L. Hennigar, Trustee                      David C. Wetmore, Trustee

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned as trustees and/or officers of GARTMORE VARIABLE  INSURANCE TRUST (the "Trust"),  a Delaware
statutory  trust,  and the  Trust,  which  have filed or will file with the U.S.
Securities and Exchange Commission under the provisions of the Securities Act of
1933, as amended, and/or the Investment Company Act of 1940, as amended, various
Registration  Statements and amendments  thereto for the registration under said
Acts of the Trust,  hereby  constitutes and appoints James Bernstein,  Gerald J.
Holland,  Eric E.  Miller  and Allan J. Oster and each of them with power to act without the others,  his or her attorney,  with full power of  substitution  and resubstitution,  for and in his or her  name,  place and  stead,  in any and all capacities,  to approve,  and sign such Registration  Statements and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest  said seal and to file the same,  with all  exhibits  thereto  and other documents in connection  therewith,  with the U.S. Securities and Exchange
Commission,  hereby granting unto said  attorneys,  and each of them, full power and  authority  to do and perform all and every act and thing  requisite  to all intents and purposes as he or she might or could do in person,  hereby ratifying and  confirming  that which said  attorneys,  or any of them, may lawfully do or cause to be done by virtue  hereof.  This  instrument  may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the undersigned has herewith set his, her or its name and seal as of this 7th day of December, 2006.

Charles E. Allen, Trustee                         Barbara I. Jacobs, Trustee

Paula H.J. Cholmondeley, Trustee                  Douglas F. Kridler, Trustee

C. Brent DeVore, Trustee                          Michael D. McCarthy, Trustee

                                                  /s/Arden L. Shisler
Phyllis Kay Dryden, Trustee                       Arden L. Shisler, Trustee

Barbara L. Hennigar, Trustee                      David C. Wetmore, Trustee

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned as trustees and/or officers of GARTMORE VARIABLE  INSURANCE TRUST (the "Trust"),  a Delaware
statutory  trust,  and the  Trust,  which  have filed or will file with the U.S.
Securities and Exchange Commission under the provisions of the Securities Act of
1933, as amended, and/or the Investment Company Act of 1940, as amended, various
Registration  Statements and amendments  thereto for the registration under said
Acts of the Trust,  hereby  constitutes and appoints James Bernstein,  Gerald J.
Holland,  Eric E.  Miller  and Allan J. Oster and each of them with power to act without the others,  his or her attorney,  with full power of  substitution  and resubstitution,  for and in his or her  name,  place and  stead,  in any and all capacities,  to approve,  and sign such Registration  Statements and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest  said seal and to file the same,  with all  exhibits  thereto  and other documents in connection  therewith,  with the U.S. Securities and Exchange
Commission,  hereby granting unto said  attorneys,  and each of them, full power and  authority  to do and perform all and every act and thing  requisite  to all intents and purposes as he or she might or could do in person,  hereby ratifying and  confirming  that which said  attorneys,  or any of them, may lawfully do or cause to be done by virtue  hereof.  This  instrument  may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the undersigned has herewith set his, her or its name and seal as of this 7th day of December, 2006.

Charles E. Allen, Trustee                         Barbara I. Jacobs, Trustee

Paula H.J. Cholmondeley, Trustee                  Douglas F. Kridler, Trustee

C. Brent DeVore, Trustee                          Michael D. McCarthy, Trustee

Phyllis Kay Dryden, Trustee                       Arden L. Shisler, Trustee

                                                  /s/David C. Wetmore
Barbara L. Hennigar, Trustee                      David C. Wetmore, Trustee